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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             _____________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 28, 2001



                     CONSECO FINANCE SECURITIZATIONS CORP.
                                 as Seller of
                 Conseco Finance Home Equity Loan Trust 2001-C
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)


                                       333-85119-01
            Delaware                   333-92313-01            41-1859796
--------------------------------------------------------------------------------
   (State or other jurisdiction        (Commission            (IRS employer
         of incorporation)             file number)        identification No.)


 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code:     (651) 293-3400
                                                          ------------------


                                Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On August 28, 2001, the Registrant issued $600,000,000 in aggregate principal amount of Loan-Backed Notes. The Class A, Class M and Class B-1 certificates were sold pursuant to a prospectus supplement, dated August 2, 2001, to a prospectus dated August 2, 2001.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.  Description
               -----------  -----------


                    4.1 Pooling and Servicing Agreement between Conseco Finance Corp., as Seller, Conseco Finance Corp. as Originator and Servicer, and U.S. Bank National Association, as Trustee, dated as of August 1, 2001, relating to Certificates for Home Equity Loans Series 2001-C.

                    4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of August 1, 2001.

                    5.1      Opinion of Dorsey & Whitney LLP as to legality.

                    8.1 Tax opinion of Dorsey & Whitney LLP relating to tax matters.

                                      -3-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSECO FINANCE SECURITIZATIONS CORP.


                            By: /s/ Timothy R. Jacobson
                                ---------------------------------------------
                                Timothy R. Jacobson
                                Vice President and Assistant Treasurer

                                      -4-